                                                                Exhibit 31.1

                  PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

I, Ross J. Centanni, certify that:

1. I have reviewed this annual report on Form 10-K of Gardner Denver, Inc. ("Gardner Denver");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Gardner Denver as of, and for, the periods presented in this annual report;

4. Gardner Denver's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Gardner Denver and have:

     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Gardner Denver, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of Gardner Denver's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

     c) disclosed in this annual report any change in Gardner Denver's internal control over financial reporting that occurred during Gardner Denver's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Gardner Denver's internal control over financial reporting; and

5. Gardner Denver's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Gardner Denver's auditors and the audit committee of Gardner Denver's Board of Directors:

     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Gardner Denver's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in Gardner Denver's internal control over financial reporting.

                                                 By: /s/ Ross J. Centanni
                                                     --------------------
                                                 Ross J. Centanni
                                                 Chairman, President & CEO
March 10, 2004